Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance
Reinsurance

Note 7 ― Reinsurance

The Company's insurance subsidiaries enter into agreements with other insurance companies to assume and cede reinsurance.  Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance is also used in acquisition and disposition transactions where the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability.  The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk.

Retirement benefits business.  The Company had reinsurance recoverables of $1.6 billion as of December 31, 2011, and $1.7 billion as of December 31, 2010 from Prudential Retirement Insurance and Annuity Company resulting from the 2004 sale of the retirement benefits business, which was primarily in the form of a reinsurance arrangement.  The reinsurance recoverable, that is reduced as the Company's reinsured liabilities are paid or directly assumed by the reinsurer, is secured primarily by fixed maturities equal to or greater than 100% of the reinsured liabilities. These fixed maturities are held in a trust established for the benefit of the Company. As of December 31, 2011, the fair value of trust assets exceeded the reinsurance recoverable.

Individual life and annuity reinsurance. The Company had reinsurance recoverables of $4.2 billion as of December 31, 2011 and $4.3 billion as of December 31, 2010 from The Lincoln National Life Insurance Company and Lincoln Life & Annuity of New York resulting from the 1998 sale of the Company's individual life insurance and annuity business through indemnity reinsurance arrangements. The Lincoln National Life Insurance Company and Lincoln Life & Annuity of New York must maintain a specified minimum credit or claims paying rating or they will be required to fully secure the outstanding recoverable balance. As of December 31, 2011, both companies had ratings sufficient to avoid triggering a contractual obligation.

Other Ceded and Assumed Reinsurance

Ceded Reinsurance: Ongoing operations. The Company's insurance subsidiaries have reinsurance recoverables from various reinsurance arrangements in the ordinary course of business for its Health Care, Disability and Life, and International segments as well as the corporate-owned life insurance business. Reinsurance recoverables of $277 million as of December 31, 2011 are expected to be collected from more than 70 reinsurers. The highest balance that a single reinsurer carried as of December 31, 2011 was $57 million. No other single reinsurer's balance amounted to more than 12% of the total recoverable for ongoing operations.

The Company reviews its reinsurance arrangements and establishes reserves against the recoverables in the event that recovery is not considered probable. As of December 31, 2011, the Company's recoverables related to these segments were net of a reserve of $4 million.

Assumed and Ceded reinsurance: Run-off Reinsurance segment. The Company's Run-off Reinsurance operations assumed risks related to GMDB contracts, GMIB contracts, workers' compensation, and personal accident business.  The Run-off Reinsurance operations also purchased retrocessional coverage to reduce the risk of loss on these contracts.  In December 2010, the Company entered into reinsurance arrangements to transfer the remaining liabilities and administration of the workers' compensation and personal accident businesses to a subsidiary of Enstar Group Limited. Under this arrangement, the new reinsurer also assumes the future risk of collection from prior reinsurers. See Note 3 for further details regarding this arrangement.

Liabilities related to GMDB, workers' compensation and personal accident are included in future policy benefits and unpaid claims. Because the GMIB contracts are treated as derivatives under GAAP, the asset related to GMIB is recorded in the Other assets, including other intangibles caption and the liability related to GMIB is recorded in Accounts payable, accrued expenses, and other liabilities on the Company's Consolidated Balance Sheets (see Notes 10 and 23 for additional discussion of the GMIB assets and liabilities).

The reinsurance recoverables for GMDB, workers' compensation, and personal accident total $252 million as of December 31, 2011. Of this amount, approximately 93% are secured by assets in trust or letters of credit.

The Company reviews its reinsurance arrangements and establishes reserves against the recoverables in the event that recovery is not considered probable. As of December 31, 2011, the Company's recoverables related to this segment were net of a reserve of $1 million.

The Company's payment obligations for underlying reinsurance exposures assumed by the Company under these contracts are based on the ceding companies' claim payments. For GMDB, claim payments vary because of changes in equity markets and interest rates, as well as mortality and contractholder behavior. Any of these claim payments can extend many years into the future, and the amount of the ceding companies' ultimate claims, and therefore, the amount of the Company's ultimate payment obligations and corresponding ultimate collection from retrocessionaires, may not be known with certainty for some time.

Summary. The Company's reserves for underlying reinsurance exposures assumed by the Company, as well as for amounts recoverable from reinsurers/retrocessionaires for both ongoing operations and the run-off reinsurance operation, are considered appropriate as of December 31, 2011, based on current information.  However, it is possible that future developments could have a material adverse effect on the Company's consolidated results of operations and, in certain situations, such as if actual experience differs from the assumptions used in estimating reserves for GMDB, could have a material adverse effect on the Company's financial condition. The Company bears the risk of loss if its retrocessionaires do not meet or are unable to meet their reinsurance obligations to the Company.

In the Company's Consolidated Income Statements, Premiums and fees were presented net of ceded premiums, and Total benefits and expenses were presented net of reinsurance recoveries, in the following amounts:

(In millions)	2011	2010	2009
Premiums and Fees
Short-duration contracts:
Direct	$17,423	$16,611	$13,886
Assumed	158	496	1,076
Ceded	(185)	(187)	(192)
	17,396	16,920	14,770
Long-duration contracts:
Direct	1,919	1,687	1,499
Assumed	36	36	33
Ceded:
Individual life insurance and annuity business sold	(203)	(195)	(209)
Other	(59)	(55)	(52)
	1,693	1,473	1,271
Total	$19,089	$18,393	$16,041
Reinsurance recoveries
Individual life insurance and annuity business sold	$310	$321	$322
Other	213	156	178
Total	$523	$477	$500

The decrease in assumed premiums in 2011 as compared to 2010 primarily reflects the effect of the Company's exit from a large, low-margin assumed government life insurance program. The decrease in assumed premiums in 2010 as compared to 2009 primarily reflects the effect of the Company's exit from two large, non-strategic assumed government life insurance programs as well as the transfer of policies assumed in the acquisition of Great-West Healthcare directly to one of the Company's insurance subsidiaries in 2010. The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fee amounts shown in the table above